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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 15, 2002

                         ------------------------------

                             POGO PRODUCING COMPANY
             (Exact name of registrant as specified in its charter)

         DELAWARE                                      1-7792                                 74-1659398
(State or other jurisdiction                   (Commission File Number)                       (IRS Employer
     of incorporation)                                                                     Identification No.)
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                          5 GREENWAY PLAZA, SUITE 2700
                            HOUSTON, TEXAS 77046-0504
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 297-5000

                         ------------------------------


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ITEM 4. CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

        On April 15, 2002, the Board of Directors determined, upon the recommendation of its audit committee, to appoint PricewaterhouseCoopers LLP as the Company's independent public accountants, replacing Arthur Andersen LLP, which the Company dismissed on the same date. This determination followed the Company's decision to seek proposals from independent public accountants to audit the financial statements of the Company.

        The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years of the Company ended December
31, 2001 and the subsequent interim period to the date hereof, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen
LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

        None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2001 and the subsequent interim period to the date hereof.

        During the two most recent fiscal years of the Company ended December
31, 2001 and the subsequent interim period to the date hereof, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

  EXHIBIT NUMBER                   DESCRIPTION
  --------------                   -----------
      16.1        Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated April 17, 2002

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POGO PRODUCING COMPANY


Date: April 17, 2002                    By: /s/ GERALD A. MORTON
                                            ------------------------------
                                            Gerald A. Morton
                                            Vice President - Law,
                                            Chief Regulatory Officer and
                                            Corporate Secretary

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                                  EXHIBIT INDEX



  EXHIBIT NUMBER                   DESCRIPTION
  --------------                   -----------
      16.1        Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated April 17, 2002